EXHIBIT 99.4
Final Execution Version
LENDINGCLUB CORPORATION
AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
MARCH 13, 2009

LENDINGCLUB CORPORATION
AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
This Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) is made and entered into as of this 13th day of March, 2009, by and among LendingClub Corporation, a Delaware corporation (the “Company”), each of the persons and entities listed on Exhibit A hereto (the “Investors”) and each of the persons listed on Exhibit B hereto (each referred to herein as a “Key Holder” and collectively as the “Key Holders”).
Recitals
Whereas, the Key Holders are the beneficial owners of an aggregate of 4,355,000 shares of the Common Stock of the Company;
Whereas, certain Investors (the “Prior Investors”) are holders of outstanding shares of the Company’s Series A Preferred Stock (the “Series A Stock”) issued by the Company to such Prior Investors pursuant to the Series A Stock Purchase Agreement by and among the Company, the Prior Investors and the Key Holders dated August 21, 2007, as amended from time to time, and have also been granted certain first refusal and co-sale rights under that certain Right of First Refusal and Co-Sale Agreement by and among the Company and the Prior Investors dated August 21, 2007 (the “Prior Agreement”);
Whereas, certain Investors (the “Series B Investors”) have agreed to purchase shares of the Company’s Series B Preferred Stock (the “Series B Stock” and together with the Series A Stock, the “Preferred Stock”) pursuant to that certain Series B Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);
Whereas, the Company, the Prior Investors, and the Key Holders hereby agree that the Prior Agreement shall be amended and restated pursuant to Section 6.3 of the Prior Agreement, in its entirety, by this Agreement, and the parties hereto desire to enter into this Agreement in order to grant the Investors certain rights of first refusal and co-sale;
Whereas, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.
Now, Therefore, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:
Agreement
1. Definitions.
1.1 “Key Holder Stock” shall mean shares of the Company’s capital stock now owned or subsequently acquired by the Key Holders by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in a Key Holder’s name or beneficially or legally owned by such Key Holder, including any interest of a spouse in any of the Key Holder Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Key Holder Stock owned by the Key Holders as of the date hereof is set forth on Exhibit B, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Key Holders, but the failure to so amend shall have no effect on such Key Holder Stock being subject to this Agreement.

1.2 “Investor Stock” shall mean the shares of the Company’s Common Stock or Preferred Stock now owned or subsequently acquired by the Investors whether or not such securities are only registered in an Investor’s name or beneficially or otherwise legally owned by such Investor.
1.3 For purposes of this Agreement, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Key Holder Stock.
2. Transfers by a Key Holder.
2.1 Notice of Transfer. If a Key Holder proposes to Transfer any shares of Key Holder Stock then the Key Holder shall promptly give written notice (the “Notice”) simultaneously to the Company and to each of the Investors at least thirty (30) days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Key Holder Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3.1, the Notice shall state under which clause of Section 3.1 the Transfer is being made.
2.2 Company Right of First Refusal. For a period of thirty (30) days following receipt of any Notice described in Section 2.1, the Company shall have the right to purchase all or a portion of the Key Holder Stock subject to such Notice on the same terms and conditions as set forth therein. The Company’s purchase right shall be exercised by written notice signed by an officer of the Company (the “Company Notice”) and delivered to the Key Holder within such thirty (30) day period. The Company shall effect the purchase of the Key Holder Stock, including payment of the purchase price, not more than ten (10) business days after delivery of the Company Notice, and at such time the Key Holder shall deliver to the Company the certificate(s) representing the Key Holder Stock to be purchased by the Company, each certificate to be properly endorsed for transfer. The Key Holder Stock so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company’s Common Stock.

2.3 Investor Right of First Refusal.
(a) In the event that the Company does not elect to purchase all of the Key Holder Stock available pursuant to its rights under Section 2.2 within the period set forth therein, the Key Holder shall promptly give written notice (the “Second Notice”) to each of the Investors, which shall set forth the number of shares of Key Holder Stock not purchased by the Company and which shall include the terms of the Company Notice set forth in Section 2.1. Each Investor shall then have the right, exercisable upon written notice to the Key Holder (the “Investor Notice”) within ten (10) days after the receipt of the Second Notice, to purchase its pro rata share of the Key Holder Stock subject to the Second Notice and on the same terms and conditions as set forth therein. Except as set forth in Section 2.3(c), the Investors who so exercise their rights (the “Participating Investors”) shall effect the purchase of the Key Holder Stock, including payment of the purchase price, not more than five (5) days after delivery of the Investor Notice, and at such time the Key Holder shall deliver to the Participating Investors the certificate(s) representing the Key Holder Stock to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer.
(b) Each Investor’s pro rata share shall be equal to the product obtained by multiplying (i) the aggregate number of shares of Key Holder Stock covered by the Investor Notice and (ii) a fraction, the numerator of which is the number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by the Participating Investor at the time of the Notice, and the denominator of which is the total number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock at the time of the Notice held by all Investors.
(c) In the event that not all of the Investors elect to purchase their pro rata share of the Key Holder Stock available pursuant to their rights under Section 2.3(a) within the time period set forth therein, then the Key Holder shall promptly give written notice to each of the Participating Investors (the “Overallotment Notice”), which shall set forth the number of shares of Key Holder Stock not purchased by the other Investors, and shall offer such Participating Investors the right to acquire such unsubscribed shares. Each Participating Investor shall have five (5) days after receipt of the Overallotment Notice to deliver a written notice to the Key Holder (the “Participating Investors Overallotment Notice”) indicating the number of unsubscribed shares that such Participating Investor desires to purchase, and each such Participating Investor shall be entitled to purchase such number of unsubscribed shares on the same terms and conditions as set forth in the Second Notice. In the event that the Participating Investors desire, in the aggregate, to purchase in excess of the total number of available unsubscribed shares, then the number of unsubscribed shares that each Participating Investor may purchase shall be reduced on a pro rata basis. For purposes of this Section 2.3(c) the denominator described in clause (ii) of subsection 2.3(b) above shall be the total number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by the Participating Investors at the time of the Investor Notice. The Participating Investors shall then effect the purchase of the Key Holder Stock, including payment of the purchase price, not more than five (5) days after delivery of the Participating Investors Overallotment Notice, and at such time, the Key Holder shall deliver to the Investors the certificates representing the Key Holder Stock to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer.

2.4 Right of Co-Sale.
(a) In the event the Company and the Investors fail to exercise their respective rights to purchase all of the Key Holder Stock subject to Sections 2.2 and 2.3 hereof, following the exercise or expiration of the rights of purchase set forth in Section 2.2 and 2.3, then the Key Holder shall deliver to the Company and each Investor written notice (the “Co-Sale Notice”) that each Investor shall have the right, exercisable upon written notice to such Key Holder with a copy to the Company within fifteen (15) days after receipt of the Co-Sale Notice, to participate in such Transfer of Key Holder Stock on the same terms and conditions. Such notice shall indicate the maximum number of shares of Investor Stock determined under Section 2.4(b) that such Investor may elect to sell under his or her right to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Key Holder Stock that such Key Holder may sell in the transaction shall be correspondingly reduced.
(b) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Key Holder Stock covered by the Co-Sale Notice and not purchased by the Company or its assignees or Investors pursuant to Section 2.2 or 2.3 by (ii) a fraction the numerator of which is the number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by such Investor at the time of the Notice and the denominator of which is the total number of shares of Common Stock held by such Key Holder (excluding shares purchased by the Company and/or Investors pursuant to Section 2.2 or 2.3) plus the number of shares of Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by all Investors at the time of the Notice. If not all of the Investors elect to sell their share of Common Stock proposed to be transferred within said fifteen (15) day period, then the Key Holder shall promptly notify in writing the Investors who do so elect and shall offer such Investors the additional right to participate in the sale of such additional shares of Key Holder Stock proposed to be transferred on the same percentage basis as set forth above in this subsection 2.4(b). The Investors shall have five (5) days after receipt of such notice to notify the Key Holder in writing with a copy to the Company of its election to sell all or a portion thereof of the unsubscribed shares.
(c) Each Investor who elects to participate in the Transfer pursuant to this Section 2.4 (a “Co-Sale Participant”) shall effect its participation in the Transfer by promptly delivering to such Key Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:
(i) the type and number of shares of Common Stock which such Co-Sale Participant elects to sell; or
(ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Co-Sale Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Co-Sale Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2.4(c)(i) above. The Company agrees to make any such conversion concurrent with and contingent upon the actual transfer of such shares to the purchaser.

(d) The stock certificate or certificates that the Co-Sale Participant delivers to such Key Holder pursuant to Section 2.4(c) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Key Holder shall concurrently therewith remit to such Co-Sale Participant that portion of the sale proceeds to which such Co-Sale Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Co-Sale Participant exercising its rights of co-sale hereunder, such Key Holder shall not sell to such prospective purchaser or purchasers any Key Holder Stock unless and until, simultaneously with such sale, such Key Holder shall purchase such shares or other securities from such Co-Sale Participant on the same terms and conditions specified in the Co-Sale Notice.
(e) The exercise or non-exercise of the rights of any Investor hereunder to participate in one or more Transfers of Key Holder Stock made by any Key Holder shall not adversely affect his right to participate in subsequent Transfers of Key Holder Stock subject to Section 2.
(f) To the extent that the Investors do not elect to participate in the sale of the Key Holder Stock subject to the Co-Sale Notice, such Key Holder may, not later than sixty (60) days following delivery to the Company of the Co-Sale Notice, enter into an agreement providing for the closing of the Transfer of such Key Holder Stock covered by the Co-Sale Notice within thirty (30) days of such agreement on terms and conditions not materially more favorable to the transferor than those described in the Co-Sale Notice. Any proposed Transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed Transfer of any of the Key Holder Stock by a Key Holder, shall again be subject to the first refusal and co-sale rights of the Company and/or Investors and shall require compliance by a Key Holder with the procedures described in this Section 2.
(g) The Key Holder hereby agrees that in the event that any of the holders of Common Stock listed on Schedule I attached hereto (each, a “Seed Investor”) who have previously been granted co-sale rights, wishes to exercise such right, the Key Holder hereby agrees that any such additional shares of Common Stock held by such Seed Investors will solely reduce the aggregate number of shares of Key Holder Stock that the Key Holder may sell after the participation of the Investors as set forth in this Section 2. For the avoidance of doubt, the number of shares of Common Stock issued or issuable upon the conversion or exercise of the Preferred Stock held by Co-Sale Participants shall not be reduced as a result of the inclusion of such Seed Investors in the Transfer.

3. Exempt Transfers.
3.1 Notwithstanding the foregoing, the first refusal and co-sale rights of the Company and/or the Investors set forth in Section 2 above shall not apply to (i) any transfer or transfers by a Key Holder which in the aggregate, over the term of this Agreement, including any amendments hereto, amount to no more than five percent (5%) of the shares of Key Holder Stock held by a Key Holder as of the date hereof (as adjusted for stock splits, dividends and the like), (ii) any transfer without consideration to the Key Holder’s ancestors, descendants or spouse or to trusts for the benefit of such persons or the Key Holder, (iii) any transfer or transfers by a Key Holder to another Key Holder (the “Transferee-Key Holder”) so long as the Transferee-Key Holder is, at the time of the transfer, employed by or acting as a consultant or director of the Company; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (i), (ii), and (iii), (A) the Key Holder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall enter into a written agreement to be bound by and comply with all provisions of this Agreement, as if it were an original Key Holder hereunder, including without limitation Section 2. Such transferred Key Holder Stock shall remain “Key Holder Stock” hereunder, and such pledgee, transferee or donee shall be treated as the “Key Holder” for purposes of this Agreement, except that such transferee or donee may not transfer shares pursuant to Section 3.1(i) hereof.
3.2 Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Key Holder Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).
3.3 This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the Key Holder pursuant to (i) a stock restriction agreement or other agreement between the Company and the Key Holder and (ii) any right of first refusal set forth in the Bylaws of the Company.
4. Prohibited Transactions; Prohibited Transfers; Voidability.
4.1 Call Option. In the event of a prohibited transfer in violation of Section 2.3 hereof (a “Prohibited Transaction”), the Investors shall have the option to purchase from the pledgee, purchaser or transferee of the Key Holder Stock transferred in violation of Section 2.3, the number of shares that the Investors would have been entitled to purchase had such Prohibited Transaction been effected in accordance with Section 2.3 hereof, on the following terms and conditions:
(a) The price per share at which the shares are to be purchased by the Investor shall be equal to the price per share paid to such Key Holder by the third party purchaser or purchasers of such Key Holder Stock that is subject to the Prohibited Transaction; and
(b) the Key Holder effecting such Prohibited Transaction shall reimburse the Investor for any expenses, including legal fees and expenses, incurred in effecting such purchase.
4.2 Put Option.
(a) In the event that a Key Holder should sell any Key Holder Stock in contravention of the co-sale rights of each Investor under Section 2.4 of this Agreement (a “Prohibited Transfer”), each Investor, shall have the put option provided below, and such Key Holder shall be bound by the applicable provisions of such option.

(b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Key Holder the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 2.4 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:
(i) The price per share at which the shares are to be sold to the Key Holder shall be equal to the price per share paid by the purchaser to such Key Holder in such Prohibited Transfer. The Key Holder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred in connection with the exercise or the attempted exercise of the Investor’s rights under Section 2.4.
(ii) Within ninety (90) days after the date on which an Investor received notice of the Prohibited Transfer, such Investor shall, if exercising the option created hereby, deliver to the Key Holder the certificate or certificates representing the shares to be sold, each certificate to be properly endorsed for transfer.
(iii) Such Key Holder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4.2, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4.2(b)(i), in cash or by other means acceptable to the Investor.
4.3 Voidability of Transfer. Notwithstanding the foregoing, any purported Transfer by a Key Holder of Key Holder Stock in violation of Section 2 and/or Section 3 hereof shall be voidable at the option of the holders of a majority of the Investor Stock if the holders of a majority of the Investor Stock do not elect to exercise the call or put option set forth in this Section 4, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the holders of a majority of the Investor Stock.
4.4 Limitation of Remedies. In the event that any Investor chooses to exercise either of the options set forth in Sections 4.1 or 4.2 with respect to a particular Prohibited Transaction or Prohibited Transfer, and such election and option are fully complied with, such Investor shall be prohibited from exercising the other option, if applicable, and shall have no other remedies as may be available at law, in equity or hereunder, with respect to such Prohibited Transaction or Prohibited Transfer.
5. Legend.
5.1 Each certificate representing shares of Key Holder Stock now or hereafter owned by the Key Holder or issued to any person in connection with a Transfer pursuant to Section 3.1 hereof shall be endorsed with the following legend:
“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN SOME CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

5.2 The Key Holders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed at the request of any Key Holder following termination of this Agreement.
6. Miscellaneous.
6.1 Conditions to Exercise of Rights. Exercise of the Investors’ rights under this Agreement shall be subject to and conditioned upon, and the Key Holders and the Company shall use their commercially reasonable efforts to assist each Investor in, compliance with applicable laws.
6.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as applied to agreements among California residents entered into and performed entirely within California. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of Santa Clara, California.
6.3 Amendment. Any provision of this Agreement may be amended or modified and/or the observance thereof may be waived, or this Agreement terminated, only with the written consent of (i) the Company, (ii) as to the Investors, persons holding at least fifty-five percent (55%) of the Common Stock issued or issuable upon the conversion or exercise of Preferred Stock or other rights to acquire shares of Common Stock held by the Investors and their assignees pursuant to Section 6.4 hereof, and (iii) as to the Key Holders, only by the holders of a majority of the Key Holder Stock held by the Key Holders then providing services to the Company as an officer, employee or consultant; provided, that no consent of any Key Holder shall be necessary for any amendment and/or restatement which merely includes additional holders of Preferred Stock or other preferred stock of the Company as “Investors” as parties hereto or other employees of the Company as “Key Holders” and parties hereto and does not otherwise materially increase such Key Holders’ obligations hereunder other than the change in the number of shares determined by Section 2.3 and/or 2.4 hereof as a result of the addition of such additional holder. Any amendment or waiver effected in accordance with clauses (i), (ii), and (iii) of this Section 6.3 shall be binding upon each Investor, its successors and assigns, the Company and each of the Key Holders. No consent of any party hereto shall be necessary to include as a party to this Agreement any transferee required to become a party hereto pursuant to Section 3.1 hereof.

6.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.
6.5 Term. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:
(a) a Qualified Public Offering (as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof (the “Restated Certificate”)); or
(b) the date of the closing of an Acquisition or Asset Transfer (each as defined in the Restated Certificate).
6.6 Ownership. Each Key Holder represents and warrant that he, she or it is the sole legal and beneficial owner of those shares of Key Holder Stock he or she currently holds subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares.
6.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page or Exhibits hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.
6.8 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
6.9 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

6.10 Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes in its entirety the Prior Agreement, which shall have no further force or effect. No party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.
6.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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The foregoing Amended and Restated Right of First Refusal and Co-Sale Agreement is hereby executed as of the date first above written.

COMPANY:			INVESTORS:

LendingClub Corporation			Norwest Venture Partners X, LP
by: genesis vc partners x, llc, its general partner

By:	/s/ Renaud Laplanche		By:	/s/ Jeffrey M. Crowe

	Name:	Renaud Laplanche		Name:	Jeffrey M. Crowe
	Title:	President & CEO		Title:	General Partner

KEY HOLDER:			Canaan VII L.P.

/s/ Renaud Laplanche			By: Canaan Partners VII LLC
Renaud Laplanche

			By:	/s/ Deepak Kamra

				Name:	Deepak Kamra
				Title:	Member/Manager
Signature Page To
Amended and Restated Right of First Refusal and Co-Salf Agreement

The foregoing Amended and Restated Right of First Refusal and Co-Sale Agreement is hereby executed as of the date first above written.

Daniel Ciporin

By:

	Name:	Daniel Ciporin

Sagax Development Corp.

By:

Name:
Title:

Bay Partners XI, L.P.
By Bay Management Company XI, LLC, General Partner

By:	/s/ Salil Deshpande

Salil Deshpande, Manager

Bay Partners XI Parallel Fund, L.P.
By Bay Management Company XI, LLC, General Partner

By:	/s/ Salil Deshpande

Salil Deshpande, Manager
Signature Page To
Amended and Restated Right of First Refusal and Co-Salf Agreement

The foregoing Amended and Restated Right of First Refusal and Co-Sale Agreement is hereby executed as of the date first above written.

Morgenthaler Ventures IX, L.P.

By: Morgenthaler Management Partners IX, LLC, Its Managing Partner

By:	/s/ Gary R. Little

	Name:	Gary R. Little
	Title:	Member
Signature Page To
Amended and Restated Right of First Refusal and Co-Salf Agreement

The foregoing Amended and Restated Right of First Refusal and Co-Sale Agreement is hereby executed as of the date first above written.

Pierre Latecoere
By:	/s/ Pierre Latecoere
	Name:	Pierre Latecoere
Signature Page To
Amended and Restated Right of First Refusal and Co-Salf Agreement

Exhibit A
LIST OF INVESTORS
Norwest Venture Partners X, LP
Canaan VII L.P.
Morgenthaler Ventures, IX, LP
Bay Partners XI, L.P.
Bay Partners XI Parallel Fund, L.P.
Daniel Ciporin
Sagax Development Corp.
Michael Thomas
Jon Medved
Wilmont Living Trust
F&W Investments II LLC — Series 2008
Eric di Benedetto
Pierre Latecoere
Andrew J. Kurman
Bartek Ringwelski
The Scott and Lori Langmack Family Trust

Exhibit B
LIST OF KEY HOLDERS

Shares of
Name of Key Holder	Common Stock

Renaud Laplanche	4,355,000

Schedule I

LIST OF SEED INVESTORS
Names of Seed Investors